                              SETTLEMENT AGREEMENT
                              --------------------

         This SETTLEMENT AGREEMENT ("Agreement") made effective this 31st day of March, 1999 (the "Effective Date"), by and between PROVIDENT AMERICAN CORPORATION ("PAMCO"), a Pennsylvania corporation, PROVIDENT INDEMNITY LIFE INSURANCE COMPANY ("PILIC"), Individually and as Assignee of Provident American Life & Health Insurance Company ("PALHIC"), HEALTHAXIS.COM, INC. ("HealthAxis"), HEALTHPLAN SERVICES, INC. ("HPS"), a Florida corporation, HEALTHPLAN SERVICES CORPORATION ("HPC") and MONTGOMERY MANAGEMENT CORPORATION ("Montgomery").

                                   BACKGROUND

         Effective as of July 19, 1996, PILlC entered into a Services Agreement with HPS (the "First Agreement"). Effective as of February 1, 1998, PILIC and PALHIC entered into a Services Agreement with HPS end HPC which was executed on October 5, 1997 and related to the administration of certain other business not covered by the First Agreement (the "Service Agreement"). At the same time the Service Agreement was executed, PAMCO and HPS entered into an Agreement pursuant to which PAMCO guaranteed certain PILIC and PALHIC obligations and agreed to assist in transitioning certain business under the Service Agreement (the "PAMCO Agreement"). Collectively, the foregoing agreements are sometimes herein referred to as the "Agreements" and PAMCO, PILIC, PALHIC and HealthAxis are sometimes referred to as the "Provident Parties," HPC, Montgomery and HPS are sometimes referred to as the "HPS Parties" and the Provident Parties and the HPS Parties are sometimes referred to as the "Parties."

         Effective September 30, 1998, HPC purchased 2,365,365 shares of HealthAxis (the "HealthAxis Shares"), a company organized by PAMCO, and on February 27, 1998 and October 28, 1998, HPS purchased 12,740 and 8,605 shares, respectively, of Montgomery Management, Inc. from PILIC (the "Montgomery Shares").

         The Parties have alleged both verbally and in writing various breaches related to the other's performance or nonperformance under the Agreements [and with respect to the sale of the HealthAxis Shares and the Montgomery Shares] which include, but are not limited to, alleged breaches set forth in correspondence between the Parties during 1998 and 1999 to date (the "Claims").

         In an assignment agreement dated December 29, 1998 (a copy of which is attached hereto as Exhibit A) (the "PALHIC Assignment") PALHIC assigned to PILIC all of PALHIC's right, title and interest in and to any claims, indemnification, or other rights and benefits PALHIC then had or may in the future have against HPS and HPC arising under the Service Agreement for events occurring prior to December 31, 1998.

         The Provident Parties now desire to settle and release any and all claims which they may have against the HPS Parties relating to the performance or nonperformance of the HPS Parties under the Agreements up until the Effective Date of this Settlement Agreement, and the HPS Parties now desire to settle and release any and all claims which they may have against the Provident parties regarding the transitioning of the business covered by the Agreements or the

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performance or nonperformance of their obligations to the HPS Parties under the
Agreements up until the Effective Date of this Agreement, subject in each case to certain exceptions provided below.

         Upon execution of this Settlement Agreement, the Parties will continue to operate under the Agreements subject to certain amendments contained herein.

         NOW, THEREFORE, in consideration of the recitals set forth above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                  1.     RELEASES.
                         ---------

                         (A) The Provident Parties, their subsidiaries,
affiliates, successors and assigns hereby release, acquit, and forever discharge the HPS Parties and their former and present agents, directors, officers, stockholders, employees, servants, affiliates, owners, subsidiaries, divisions, successors, predecessors and assigns (all such entities and individuals hereinafter collectively referred to as the ("RELEASED PARTIES"), of and from any and all claims, actions, causes of action, demands, rights, damages, debts, compensation, costs, or other expenses, including without limitation attorneys' fees, of any nature whatsoever, whether known or unknown, which the Provident Parties ever had, now have, or which they or any of their subsidiaries, affiliates, successors and assigns hereafter can. shall or may have against the RELEASED PARTIES arising out of any matter, cause, acts, conduct, claims or events, from the beginning of the world to the Effective Date hereof which arise out of or relate to the Claims, or the performance or nonperformance or other actions of the HPS Parties under the Agreements to and including the Effective Date, including but not limited to over billing or under billing of premiums, the over payment or under payment of claims or other payments due to or from the Released Parties under this Agreement. The foregoing release does not include and shall not release the Released Parties from:

                               (1) The obligations of the Released Parties to
perform services for the Provident Parties under the Agreements after the Effective Date;

                               (ii) The obligations of the Released Parties to
the Provident Parties to cooperate with them in connection with any third party claims relating to services performed prior to the Effective Date; or,

                               (iii) The obligations of the Released Parties
under this Agreement, under the HealthAxis Stock Purchase Agreement referenced in Section 5 hereof, the PAMCO Warrant or the Registration Rights Agreement referenced in Section 6 hereof;

                         (B) The HPS Parties, their subsidiaries, affiliates,
successors and assigns hereby release, acquit, and forever discharge the Provident Corporations and their former and present agents, directors, officers, stockholders, employees, servants, affiliates, owners, subsidiaries, divisions, successors, predecessors and assigns (all such entities and individuals hereinafter collectively referred to as the ("RELEASED PARTIES"), of and from any and all claims, actions, causes of action, demands, rights, damages, debts, compensation, costs, or other expenses, including without limitation attorneys' fees, of any nature whatsoever, whether known or unknown, which the HPS Parties ever had, now have, or which their subsidiaries, affiliates, successors and assigns hereafter can, shall or may have against the RELEASED PARTIES arising out of any matter, cause, acts, conduct, claims or events, from the beginning of the world to the Effective Date hereof which relate to the Claims, or the Released Parties performance or nonperformance or other actions under the Agreements or arise from the sale of stock in Montgomery Management Corporation or HealthAxis, Inc. to the HPC Companies. This release does not release the Provident Parties from

                               (i) The obligations of the Provident Parties
under the Agreements as amended herein from and after the Effective Date, the obligations of PAMCO, PILIC, PALHIC and HealthAxis under those certain letter agreements dated December 14, 1998 addressed to Anthony Verde and signed by Steve Hulslander and April 29, 1999 addressed to Michael Ashker and signed by Steve Hulslander, and the obligations of PAMCO under the Warrant referenced in paragraph 6 hereof;

                               (ii) Any indemnity obligation of the Provident
Parties to the HPS Parties under the Agreements for third party claims relating to actions which occurred prior to the Effective Date;

                               (iii) Any liability of the Provident Parties to
any insured for claims payable
under any insurance policy;

                               (iv) In the event that the Final Closing
hereunder and under the HealthAxis Stock Purchase Agreement does not occur on or before November 1, 1999, any liability of the Provident Parties to the HPS Parties arising out of or in connection with the HPS investment in or acquisition of HealthAxis Shares; or

                               (v) The obligations of the Provident Parties
under this Agreement, under the HealthAxis Stock Purchase Agreement referenced in paragraph 5 hereof, the PAMCO Warrant or the Registration Rights Agreement referenced in Section 6 hereof,

                  2. PURCHASE AND SALE OF SHARES OF MONTGOMERY MANAGEMENT CORPORATION. HPS is presently the owner of 20,800 shares of the common stock, $.10 par value (the "Montgomery Shares") of Montgomery Management Corporation, which, together with the 5,200 shares (the "Montgomery PAMCO Shares") owned by PILIC, constitutes all of the issued and outstanding shares of the Montgomery Management Corporation. At the Closing on the Closing Date and subject to the performance by the Provident Parties of all of their obligations to be performed at and as of such Closing, HPS will purchase the Montgomery PAMCO Shares owned by PILIC and PILIC will sell such share for a purchase price of One Million Five Hundred Thousand ($1,500,000) Dollars, (the "Montgomery Shares Purchase Price") payable by an offset against the Balance of the Service Fee as set forth in Paragraph 3 below. HPS is familiar with the business and financial affairs of Montgomery Management Corporation and understands that the Stock purchased by HPS from PILIC will not have been registered pursuant to the Securities Act of 1933, as amended, or any other securities laws. At the Closing on the Closing

Date, PILIC shall deliver to HPS the stock certificates representing such shares which shall be duly endorsed in blank or have a duly executed stock power attached thereto.

                  3. PAYMENT OF BASE SERVICE FEES. PILIC is obligated to pay HPS a Base Service Fee of Eighty Five Thousand ($85,000) Dollars per month and another service fee of Ten Thousand ($10,000) Dollars per month pursuant to the provisions of Exhibit B (i) and (ii) of the Service Agreement, the remaining balance of which as of March 31, 1999 is Three Million Six Hundred Sixty Seven Thousand Seven Hundred Forty Two ($3,667,742) Dollars (the "Balance of the Service Fee"). At the Effective Date, 1) the Montgomery Shares Purchase Price and the exercise price of the PAMCO Warrant exercised in accordance with Section 6 shall be offset against the Balance of the Service Fee due HPS by PILIC. The remaining Balance of the Service Fee of One Million Two Hundred Sixty Seven Thousand Seven Hundred Forty Two ($1,267,742) Dollars, shall be payable by PAMCO to HPS at the Closing on the Closing Date. From and after the payment of such funds to HPS at Closing on the Closing Date, no further payments will be due to the HPS Parties under the provisions of Exhibit B (i) and (ii) of the Service Agreement.

                  4. CLAIMS RECOVERY. HPS agrees to use its reasonable commercial efforts to assist the Provident Parties and an independent Recovery Agency to be selected at The Provident Parties' sole discretion, to recover any amounts which the Provident Parties and the Recovery Agency deem to have been overpaid or double paid, and represent in their opinion recoverable amounts. HPS agrees to use reasonable commercial efforts to provide the Provident Parties and the Recovery Agency all necessary customary reports, HPS shall cooperate fully with Recovery Agency and allow Inspection and audit of all necessary records with reasonable notice. All amounts actually recovered will be the sole property of the Provident Parties. All costs and fees of the Recovery Agency shall be paid by PAMCO.

                  5. FURTHER.AGREEMENTS. In contemplation of the Closing and in partial consideration of the execution of this Settlement Agreement, HPS agrees to vote its HealthAxis shares in favor of the adoption of Amendment No. 3 to the HealthAxis 1988 Stock Plan, by executing the Action by Written Consent attached hereto as Exhibit B, and shall also execute and deliver upon execution of this Agreement the Action by Unanimous Written Consent of the Shareholders of HealthAxis attached hereto as Exhibit C.

                  6. PAMCO WARRANT. Upon execution of this Agreement, HPS and PAMCO will execute that certain Warrant for the purchase of 100,000 PAMCO Shares in the form of Exhibit D attached (the "PAMCO Warrant"). The PAMCO Warrant shall be deemed exercised as of the Effective Date of this Agreement, the Shares issuable upon exercise shall immediately be issued to HPS and dated as of the Effective Date, and the exercise price ($900,000) shall offset as of the Effective Date the amount of the Base Service Fees otherwise payable by PILIC as noted in Section 3 hereof. The PAMCO Shares purchased as a result of such exercise shall be afforded Registration Rights as set forth in the Registration Rights Agreement attached hereto as Exhibit E, which shall be executed by HPS and PAMCO simultaneously with the execution of this Settlement Agreement.

                  7. REPRESENTATIONS AND WARRANTIES OF THE PROVIDENT PARTIES. The Provident Parties represent and warrant to the HPS Parties as follows:

                         (A) The Provident Parties are duly and validly
organized corporations in good standing under the respective states of their incorporation with full legal and corporate power to enter into this agreement and carry out their obligations hereunder. All necessary corporate action, authorizing the execution and performance of this agreement has been duly and validly taken and no consent, notification, application, approval or other action by the Provident Parties or any other person or governmental authority is necessary for the execution and performance in full of this Agreement by the Provident Parties or the enforcement thereof against them.

                         (B) This Agreement is enforceable in accordance with
its terms.

                         (C) PILIC is the beneficial and record owner of the
Montgomery Shares and owns such shares free and clear of any lien charge or encumbrance. The Montgomery Shares are not subject to any restriction on transfer and PILIC has the right to transfer them to HPS in accordance with the terms of this Agreement. Such shares are duly and validly issued, fully paid and non assessable and were not issued in violation of nor are they subject to any pre-emptive right.

                         (D) The PALHIC Assignment was duly and validly executed
and is in full force and effect. PILIC has full power and authority to act as PALHIC's attorney in fact to bind PALHIC with respect to the terms and conditions of this Agreement and when this Agreement is executed by PILIC, PALHIC will have no right to make any claim against the HPS Parties for any matter covered by or intended to be covered by the release set forth in Section 1 (A) hereof. PAMCO hereby indemnifies and holds the HPS Parties harmless from any and all claims made by PALHIC, Central Reserve Life Insurance Company, CERES Group, Inc. or any persons holding an assignment of rights related thereto which relate to any action of the HPS Parties under the Agreements and which occurred prior to the Effective Date.

                  8. REPRESENTATIONS AND WARANTIES OF THE HPS PARTIES. The HPS Parties represent and warrant to the Provident Parties as follows:

                         (A) The HPS Parties are duly and validly organized
corporations in good standing under the respective states of their incorporation with full legal and corporate power to enter into this agreement and carry out their obligations hereunder. All necessary corporate action authorizing the execution and performance of this agreement has been duly and validly taken and no consent, notification, application, approval or other action by the HPS Parties or any other person or governmental authority is necessary for the execution and performance in full of this Agreement by the HPS Parties or the enforcement thereof against them.

                         (B) This Agreement is enforceable in accordance with
its terms.

                  9. ENTIRE AGREEMENT; GOVERNING LAW; CONSENT. TO JURISDICTION. This Agreement, the HealthAxis Stock Purchase Agreement, the Warrant, the Registration Rights Agreement and the Agreements referenced herein constitute the entire understanding and agreement among and between the parties hereto relative to the subject matter hereof. Any amendments to the Agreement must be in writing, signed by each party hereto. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The parties hereto agree to consent to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania located in Montgomery County, Pennsylvania, and of the United States District Court for the Eastern District of Pennsylvania, and agree that all disputes between the parties shall be litigated only therein.

                  10. PARTIAL INVALIDITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein unless the deletion of the provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be unreasonable.

                  11. EXECUTION IN COUNTERPARTS. This Agreement may be executed by the parties hereto signing the same instrument, or by each party hereto signing a separate counterpart, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The parties agree that documents executed by facsimile shall be acceptable in this transaction, and the signatures shall have the same force and effect as original signatures.

                  12. EFFECTIVE DATE AND CL.OSING DATE. The Effective Date of this Agreement shall be March 31, 1999. The Closing of the transactions which are to occur by or on the Closing Date as contemplated herein shall occur on or before June 30, 1999 or such earlier date as PAMCO and HPS may agree upon (the "Closing Date").


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed on its behalf, effective with the day and year first above written.



                                          PROVIDENT AMERICAN CORPORATION

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                                          PROVIDENT INDEMNITY LIFE INSURANCE
                                          COMPANY, Individually and as Assignee
                                          of Provident American Life & Health
                                          Insurance Company

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                                          HEALTHAXIS.COM, INC.

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------


                                          HEALTHPLAN SERVICES CORPORATION

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------



                                          HEALTHPLAN SERVICES, INC

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------



                                          MONTGOMERY MANAGEMENT CORPORATION

                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------